SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2011

ZAGG Incorporated

(Exact name of registrant as specified in its charter)

Nevada	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3855 South 500 West, Suite J Salt Lake City, Utah
(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 263-0699
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           Change in Registrant’s Certifying Accountants.

On January 24, 2011, and acting upon a decision to change accountants recommended and approved by the Board of Directors of ZAGG Incorporated (the “Company”), the Company dismissed Hansen Barnett & Maxwell (“HBM”), which has audited the financial statements of the Company for the fiscal years ending December 31, 2007, 2008, and 2009.  Additionally, on January 24, 2011, the Board of Directors of the Company approved the engagement of KPMG LLP (“KPMG”) as the new independent registered public accounting firm to audit the Company’s financial statements beginning with the fiscal year ended December 31, 2010.

The reports of HBM on the financial statements of the Company as of and for the years ended December 31, 2009, 2008 and 2007, did not contain an adverse opinion, or a disclaimer of opinion.  During the periods ended December 31, 2009, 2008 and 2007, through the date of dismissal, (i) the Company did not have any disagreements with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HBM would have caused it to make a reference to the subject matter of the disagreements in connection with its reports, and (ii) there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging KPMG, neither the Company nor anyone acting on its behalf consulted KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was the subject of a disagreement or reportable event between the Company and HBM.

Concurrently with its filing of this current report with the Commission, the Registrant has provided HBM with a copy of the disclosures it is making in response to this Item 4.01, together with a request that HBM furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of the letter dated January 27, 2011, furnished by HBM in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01           Financial Statements and Exhibits

(d)Exhibits.

Exhibit No.	Description

16	Letter of Hansen Barnett & Maxwell, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Incorporated

By:	/s/ BRANDON T. O’BRIEN
Brandon T. O’Brien
Chief Financial Officer
Date: January 27, 2011